UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2005
UNIVERSAL TECHNICAL INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona	85027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(623) 445-9500
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 30, 2005, Universal Technical Institute, Inc. (the “Company”) and Robert D. Hartman agreed to terms outlining Mr. Hartman’s continuing relationship with the Company in a non-executive capacity. As previously disclosed, Mr. Hartman retired from his duties as an executive officer and Chairman of the Board of the Company, effective September 30, 2005. Mr. Hartman continues to serve on the Company’s Board of Directors.
     The terms agreed to by the Company and Mr. Hartman are set forth on Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     c. Exhibits

Exhibit No.	Description

10.1	Description of terms between Universal Technical Institute, Inc. and Robert D. Hartman agreed to on September 30, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.
Date: October 6, 2005	By:	/s/ Chad A. Freed
		Name:	Chad A. Freed
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Description of terms between Universal Technical Institute, Inc. and Robert D. Hartman agreed to on September 30, 2005.